EXHIBIT (a)(1)(B)
SHAREHOLDER
LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK

OF

Galyan’s Trading Company, Inc.

PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 29, 2004

BY

Diamondbacks Acquisition Inc.

a wholly owned subsidiary

OF

Dick’s Sporting Goods, Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON WEDNESDAY, JULY 28, 2004, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail:	By Facsimile Transmission:	By Hand or Overnight Courier:
Computershare Trust Company	For Eligible Institutions Only:	Computershare Trust Company
of New York	(212) 701-7636	of New York
Wall Street Station		Wall Street Plaza
P.O. Box 1010	For Confirmation Only Telephone:	88 Pine Street, 19th Floor
New York, NY 10268-1010	(212) 701-7600	New York, NY 10005

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND, IF YOU ARE A U.S. HOLDER, COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW. IF YOU ARE A NON-U.S. HOLDER, YOU MUST OBTAIN AND COMPLETE A FORM W-8BEN OR OTHER FORM W-8, AS APPLICABLE.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Share Certificate(s) and Share(s) Tendered

(Attached Additional Signed List, if Necessary)

Name(s) and Address(es) of Registered Holder(s)		Total Number of
(If Blank, please fill in exactly	Share Certificate	Shares Represented by	Number of Shares
as name(s) appear(s) on share certificate(s))	Number(s)*	Share Certificate(s)	Tendered**

Total Shares Tendered

*	Certificate numbers are not required if tender is made by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that all Galyan’s Trading Company, Inc. Shares of common stock represented by such certificate are being tendered hereby. See Instruction 4.

      You have received this Letter of Transmittal in connection with the offer of Diamondbacks Acquisition Inc., an Indiana corporation and a wholly owned subsidiary of Dick’s Sporting Goods, Inc., a Delaware corporation, to purchase all outstanding shares of common stock of Galyan’s Trading Company, Inc., an Indiana corporation (“Galyan’s”), for $16.75 per share, net to the tendering shareholder in cash, without interest thereon and less any required withholding taxes, as described in the Offer to Purchase, dated June 29, 2004.

      This Letter of Transmittal is to be completed by shareholders of Galyan’s if certificates (“Share Certificates”) representing shares of common stock, no par value per share (the “Shares”), are to be forwarded with this Letter of Transmittal. An Agent’s Message (as defined in Section 2 — “Acceptance for Payment and Payment for Shares” of the Offer to Purchase) is to be utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Computershare Trust Company of New York (the “Depositary”) at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase dated June 29, 2004 (the “Offer to Purchase”). Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary.

      Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the expiration date of the Offer or who are unable to complete the procedure for book-entry transfer prior to the expiration date of the Offer may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase. See Instruction 2 below. The term “expiration date” means 12:00 midnight, New York City time on Wednesday, July 28, 2004, or if the Offer as extended, the latest time and date at which the Offer, as extended, will expire.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If Delivered by Book-Entry Transfer to the Book-Entry Facility, check box: ☐

Account Number:

Transaction Code Number:

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

      The undersigned hereby tenders to Diamondbacks Acquisition Inc., an Indiana corporation (“Purchaser”) and a wholly owned subsidiary of Dick’s Sporting Goods, Inc., a Delaware corporation (“Dick’s”), the above-described shares of common stock, no par value per share (the “Shares”), of Galyan’s Trading Company, Inc. an Indiana corporation (“Galyan’s”), pursuant to Purchaser’s offer to purchase all outstanding Shares at $16.75 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 29, 2004 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements to the Offer to Purchase or to this Letter of Transmittal, collectively constitute the “Offer”).

      Subject to, and effective upon, acceptance for payment of the Shares tendered with this Letter of Transmittal, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered by this Letter of Transmittal and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after June 29, 2004 (collectively, “Distributions”) and irrevocably appoints Computershare Trust Company of New York (the “Depositary”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing Shares (“Share Certificates”) and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser; (ii) present such Shares and all Distributions for transfer on the books of Galyan’s; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

      The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered by this Letter of Transmittal which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of Galyan’s (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney are coupled with an interest in the Shares tendered by this Letter of Transmittal, are irrevocable and are granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares). The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares, including, without limitation, voting at any meeting of Galyan’s shareholders then scheduled.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered by this Letter of Transmittal and all Distributions, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary and/or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered by this Letter of Transmittal and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered by this Letter of Transmittal, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered by this Letter of Transmittal, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

      No authority conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4 — “Withdrawal Rights” of the Offer to Purchase.

      The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered by this Letter of Transmittal.

      Unless otherwise indicated in this Letter of Transmittal in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased, and return all Share Certificates not purchased or not tendered in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and all Share Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instruction” are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Please credit any Shares tendered by this Letter of Transmittal and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) of such Shares if Purchaser does not purchase any of the Shares tendered by this Letter of Transmittal.

LOST SHARE CERTIFICATES:

PLEASE CALL U.S. STOCK TRANSFER CORPORATION AT (818) 502-1404 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST SHARE CERTIFICATES.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) representing Shares not tendered or not accepted for payment and/or the check for the purchase price of the Shares accepted for payment are to be issued in the name of and sent to someone other than the undersigned.

Issue ☐ check and/or ☐ share certificates to:

Name(s)

(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(also complete substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of the Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail ☐ check and/or ☐ certificates to:

Name(s)

(Please Print)

Address

(Include Zip Code)

IMPORTANT

SHAREHOLDER: SIGN HERE
(And Please Complete Substitute Form W-9 Included Herein)
(Non-U.S. Holders Please Obtain and Complete Form W-8BEN or Other Form W-8)

Signature(s) of Holder(s)

Dated: ________________________, 2004

      Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 1 and 5.

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or

Social Security No.:

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only — See Instructions 1 and 5)

Authorized Signature

Name (Please Print)

Name of Firm

Address

Zip Code

(Area Code) Telephone No.
Dated: ________________________, 2004

INSTRUCTIONS

Forming Part of the Terms And Conditions of the Offer

      To complete the Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Being Tendered.”

•	Sign and date the Letter of Transmittal on the line entitled “Sign Here.”

•	Fill in and sign in the box entitled “Substitute Form W-9.”

      In completing the Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•	If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•	If you want any payment for Shares or certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions.”

      If you complete the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

      1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution,” as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution” and collectively “Eligible Institutions”), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered by this Letter of Transmittal and such holder(s) has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made, or a Share Certificate not accepted for payment and not tendered is to be returned to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

      2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used if Share Certificates are to be forwarded with this Letter of Transmittal. If an Agent’s Message (as defined below) is used, Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase. Share Certificates representing all physically tendered Shares, or confirmation of a book-entry transfer, if such procedure is available, into the Depositary’s account at the Book-Entry Transfer Facility (“Book-Entry Confirmation”) of all Shares delivered by book-entry transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent’s Message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the expiration date of the Offer. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

      Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the expiration date of the Offer or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the expiration date of the Offer; and (iii) the Share Certificates representing all physically delivered Shares in proper form for transfer by delivery, or Book-Entry Confirmation of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase.

      The term “Agent’s Message” means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which message states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that are the subject of the Book-Entry Confirmation that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce that agreement against the participant.

      The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed to be made only when actually received by the Depositary (including, in the case of a Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile thereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

      3. Inadequate Space. If the space provided in this Letter of Transmittal under “Description of Shares Tendered” is inadequate, the certificate numbers, the number of Shares represented by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached to this Letter of Transmittal.

      4. Partial Tenders (Not Applicable to Shareholders who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any Share Certificate delivered to the Depositary with this Letter of Transmittal are to be tendered by this Letter of Transmittal, fill in the number of Shares which are to be tendered in the column entitled “Number of Shares Tendered.” In such cases, a new certificate representing the remainder of the Shares that were represented by the Share Certificates delivered to the Depositary with this Letter of Transmittal will be sent to such person signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” in this Letter of Transmittal as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

      If any Share tendered by this Letter of Transmittal is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any of the Shares tendered by this Letter of Transmittal are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

      If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered by this Letter of Transmittal, the Share Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person’s authority to so act must be submitted.

      6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares accepted for payment is to be made to, or Share Certificate(s) representing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates representing the Shares tendered by this Letter of Transmittal.

      7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered by this Letter of Transmittal is to be issued, or Share Certificate(s) representing Shares not tendered or not accepted for payment are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” in this Letter of Transmittal, the appropriate boxes in this Letter of Transmittal must be completed.

      8. Waiver of Conditions. The conditions of the Offer (except for the Minimum Condition as defined in Section 14 — “Conditions of the Offer” of the Offer to Purchase) may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See Section 14 — “Conditions of the Offer” of the Offer to Purchase.

      9. Lost, Destroyed or Stolen Certificates. If any Share Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify U.S. Stock Transfer Corporation at (818) 502-1404. The stockholder will then be provided with instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed and completed.

      10. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

      11. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with the shareholder’s correct Taxpayer Identification Number (“TIN”), generally the shareholder’s social security or federal employer identification number, on the Substitute Form W-9, which is provided under “Important Tax Information” below, or, alternatively, to establish another basis for exemption from backup withholding. A tendering shareholder must cross out item (2) in the Certification box of the Substitute Form W-9 if such shareholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the tendering shareholder to 28% federal income tax backup withholding on any reportable payments made to such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% from any payments of the purchase price to such shareholder. A tendering shareholder that is not a United States person may qualify as an exempt recipient by submitting to the Depositary a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Depositary will provide upon request) signed under penalty of perjury, attesting to that shareholder’s exempt status.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

      A shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder’s correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such shareholder is an individual, the TIN is such shareholder’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding and the shareholder may be subject to a penalty imposed by the Internal Revenue Service.

      Certain shareholders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt shareholders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such shareholder’s exempt status. Shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

      If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

      To prevent backup withholding on any payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to provide the Depositary with (i) the shareholder’s correct TIN by completing the form below, certifying (x) that the TIN provided on the Substitute Form W-9 is correct, (y) that (A) the shareholder is exempt from backup withholding, (B) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding, and (z) that such shareholder is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Depositary

      The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of the Shares tendered by this Letter of Transmittal. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

      The Substitute Form W-9 BELOW must be completed and signed. PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

SUBSTITUTE

Form W-9
Department of Treasury
Internal Revenue Service

Payer’s Request for Taxpayer

Identification Number (“TIN”) Certification

Name:

Please check the appropriate box indicating your status:

Individual/ Sole proprietor ☐

Corporation ☐

Partnership ☐

Other ☐	Exempt from backup

withholding ☐

Address

(number, street, and apt. or suite no.)

City, state, and ZIP code

Part 1— TIN — PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT.
For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION.”	--------------------------------------- Social Security Number OR --------------------------------------- Employer Identification Number

Part 2—Certification—Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person	Date ------, 2004

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION”.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	Date ------, 2004

      You may direct questions and requests for assistance to the Information Agent at its address and telephone numbers set forth below. You may obtain additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials from the Information Agent as set forth below, and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

      The Information Agent for the Offer is:

17 State Street

New York, New York 10004
Call Collect: (212) 440-9800
or
Call Toll Free: (800) 248-6973